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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 14, 2001


                               H.J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On September 14, 2001, H.J. Heinz Company announced that it will conduct a very brief Annual Meeting of Shareholders at 9 am on Thursday, September 20, at 600 Grant Street, Pittsburgh, PA. The purpose of the meeting will be to conduct only essential business related to the Annual Meeting previously scheduled for September 11. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS:

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                   Description of Exhibit
---------------                   ----------------------
     99.1             H.J. Heinz Company press release dated September 14, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By /s/ Theodore N. Bobby
                                           ----------------------------------
                                           Theodore N. Bobby
                                           Vice President - Legal Affairs

Dated: September 17, 2001